EXHIBIT 10.6

                      REVOLVING LOAN AND SECURITY AGREEMENT

         This Revolving Loan and Security Agreement ("Agreement") is entered into this date by and between McKinley Enterprises Inc. Profit Sharing Plan and Trust, a Utah corporation ("Lender") and Quest Group International, Inc., a Nevada corporation ("Borrower").

         WHEREAS, the Lender is a stockholder and affiliate of the Borrower and both the Lender and the Borrower believe that it is in their mutual interest to enter into this Agreement.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Periodic Loans. During the term hereof, Lender hereby agrees to make periodic loans (collectively and individually, the "Loans") to the Borrower in an aggregate principal amount at any one time outstanding not to exceed FIFTY THOUSAND DOLLARS ($50,000) ("Maximum Amount"). Beginning on the date hereof and ending on the twelve month anniversary hereof, unless terminated earlier pursuant to the default provisions of this Agreement, from time to time Borrower may notify the Lender of its need to borrow funds pursuant to this Agreement. Within five business days of receipt of such notice from the Borrower seeking to borrow funds, the Lender shall forward such funds to the Borrower up to, but not in excess of, the Maximum Amount. All amounts lent hereunder shall be evidenced by ten percent (10%) promissory notes in substantially the same form as attached hereto as Exhibit "A" (the "Notes"). Borrower shall deliver to Lender Notes in the principal amount of funds lent on each date that Lender provides funds to Borrower hereunder.

Section 2. Finance Charges. All principal and interest then outstanding shall bear interest at the rate of ten percent (10%) per annum.

Section 3. Payments. All principal and interest outstanding shall be due and payable by the Borrower to the Lender in a single balloon payment on September 18, 2002. Notwithstanding the foregoing, if not more than $25,000 in principal is owing on September 18, 2002 then all principal and interest outstanding on September 18, 2002 shall be due and payable by the Borrower to the Lender in a single balloon payment on September 18, 2003. The Borrower may, from time to time, in the Borrower's discretion, make one or more periodic payments to the Lender. Such payments shall be credited to the Borrower's account on the date that such payment is physically received by the Lender. Such payments shall be applied first to the interest outstanding, and then to the principal outstanding.

Section 4. Conditions Precedent. The obligation of Lender to disburse all or any part of the Loan under this Agreement is subject to the satisfaction, on or before each date funds are lent hereunder, of all the conditions set out below in this Section 4. Lender may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Lender of any of its other rights or remedies, at law or in equity, if Borrower shall be in default of any of its representations, warranties, or covenants under this Agreement.

         4.1 From the date hereof to the date of each disbursement, there shall not have been any material adverse change in the financial condition or the results of operations of Borrower, and Borrower shall not have sustained any material loss or damage to its assets, whether or not insured, that materially affects its ability to conduct a material part of its business.

         4.2 No action, suit, or proceeding before any court or any governmental body or authority pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the date of disbursement.

         4.3 The execution and delivery and performance of this Agreement and any note or other instrument or agreement required under this Agreement by Borrower shall have been duly authorized by all necessary corporate action, and Lender shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of Borrower as being in full force and effect on the date of first disbursement.

Section 5. Grant of Security Interest.

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         5.1 For the purpose of securing the payment of the Notes, and the payment and performance of all obligations and covenants contained in the Notes, in this Agreement, or in any other instrument securing the Notes or relating to the obligations of the Borrower thereunder (hereinafter referred to as the "Indebtedness"), Borrower hereby grants and conveys to Lender a security interest in the following described property of Borrower (individually and collectively, the "Collateral"), whether now owned or hereafter acquired:

                  A. All goods, machinery, equipment, inventory and all other tangible personal property of any nature whatsoever, wherever located, including raw materials, work in process, finished parts and products, supplies, spare parts, replacement parts, merchandise for resale, computers, tapes, disks and computer equipment;

                  B. All rights to receive the payment of money, including accounts and receivables, rights to receive the payment of money under contracts, franchises, licenses, permits, subscriptions or other agreements (whether or not earned by performance), and rights to receive payments from any other source;

                  C. All of the following: (i) contracts, franchises, licenses, permits, subscriptions and other agreements and all rights thereunder;
         (ii) rights granted by others which permit the Borrower to sell or market items of personal property; (iii) United States and foreign common law and statutory copyrights and rights in literary property and rights and licenses thereunder; (iv) trade names, United States and foreign trademarks, service marks, Internet domain names, registrations of any of the foregoing and related good will; (v) United States and foreign patents and patent applications; (vi) computer software, designs, models, know-how, trade secrets, rights in proprietary information, formulas, customer lists, backlog, orders, subscriptions, royalties, catalogues, sales material, documents, good will, inventions and processes; (vii) judgments, causes in action and claims, whether or not inchoate, and (viii) all other general intangibles and intangible property and all rights thereunder;

                  D. All of the following: (i) all shares of capital stock or other evidence of beneficial interest in any corporation, business trust or limited liability company; (ii) all limited partnership interests in any limited partnership; (iii) all general partnership interests in any general or limited partnership; (iv) all joint venture interests in any joint venture; and (v) all options, warrants and similar rights to acquire such capital stock or such interests;

                  E. All rights to receive profits or surplus of, or other distributions (including income, return of capital and liquidating distributions) from, any partnership, joint venture or limited liability company, including any distributions by any such Person to partners, joint venturers or members;

                  F. All debt from time to time owing to the Borrower from any person, organization or entity;

                  G. All chattel paper, non-negotiable instruments, negotiable instruments, documents and investment property;

                  H. All leases of personal property, whether the Borrower is the lessor or the lessee thereunder;

                  I. All general or special deposit accounts, including any demand, time, savings, passbook or similar account maintained by the Borrower with any bank, trust company, savings and loan association, credit union or similar organization, and all money, cash and cash equivalents of the Borrower, whether or not deposited in any such deposit account;

                  J. All collateral granted by third parties to, or held by, the Borrower with respect to the accounts, pledged securities, chattel paper, instruments, leases and other items of collateral;

                  K. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data

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         (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining the Borrower's books and records), all files, correspondence and all containers for the foregoing;

                  L. All insurance policies which insure against any loss or damage to any other Collateral or which are otherwise owned by the Borrower;

                  M. All other property, assets and items of value of every kind and nature, tangible or intangible, absolute or contingent, legal or equitable; and

                  N. All proceeds, including insurance proceeds, and products of the items of collateral described or referred to in Sections 5A. and 5N. and, to the extent not included in the foregoing, all distributions with respect to the securities included as part of the Collateral.

         5.2 Notwithstanding Sections 5.1A. through 5.1N., the Collateral shall not include:

                  A. Any contract, license, permit or franchise that validly prohibits the assignment by the Borrower of rights under, or the creation by the Borrower of a security interest in, such contract, license, permit or franchise (or in any rights or property obtained by the Borrower under such contract, license, permit or franchise); provided, however, that the provisions of this Section 5.2 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such contract, license, permit or franchise (or such rights or property) or to the monetary value of the good will and other general intangibles of the Borrower relating thereto; or

                  B. any rights or property to the extent that any valid and enforceable law or regulation applicable to such rights or property prohibits the creation of a security interest therein; provided, however, that the provisions of this Section 5.2 shall not prohibit the security interests created by this Agreement from extending to the proceeds of such rights or property or to the monetary value of the good will and other general intangibles of the Borrower relating thereto.

         5.3 All Collateral shall be free and clear of any liens and restrictions on the transfer thereof, including, without limitation, contractual provisions which prohibit the assignment of rights under contracts, except for
(a) nonconsensual liens imposed by law, (b) liens and restrictions on transfer approved in writing by Borrower and (c) the senior security interest of Bateman Dynasty, LC in the Collateral.

         5.4 The rights of the Lender to repayment of principal and interest, and in any security interest granted hereunder, shall be subordinated to:

                  A. the principal, accrued and unpaid interest and other amounts owing on (i) any secured indebtedness of the Borrower for obligations owing to Bateman Dynasty, LC and/or its assigns; and

                  B. modifications, renewals, extensions, and refundings of any such indebtedness, liabilities, or obligations; unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such indebtedness, liabilities, or obligations or such modification, renewal, extension, or refunding thereof, or the obligations of the Borrower pursuant to such a guarantee, are not superior in right of payment to this Agreement.

Section 6. Debtor's Covenants.

         6.1 The Borrower will not dispose of, transfer, or conceal any of the Collateral, excepting only transfers in the ordinary course of business.

         6.2 The Borrower shall pay when due any and all taxes assessed on the Collateral.

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Section 7. Default Provisions. The occurrence of one or more of the following events shall constitute an event of default:

                  A. If the Borrower fails to pay any sum when due under one or more of the Notes, or any other event of default occurs with respect to the Indebtedness.

                  B. Failure of the Borrower to comply with or perform any of the terms, covenant, and conditions of this Agreement.

                  C. If any levy, attachment, garnishment, lien, execution or other process is issued against or otherwise attaches to the Collateral (other than any liens that may attach in favor of Bateman Dynasty, LC and/or Craig Davis in connection with funds lent to the Borrower), whether for taxes or any other debt or claim and whether or not any such attachment or other process is issued before or after entry of judgment.

                  D. If the Borrower ceases conducting business, dissolves, terminates its existence, becomes insolvent, files a voluntary petition for bankruptcy, has filed against it an involuntary petition in bankruptcy that is not dismissed within sixty (60) days of the filing date, or is the subject of an assignment for the benefit of creditors.

                  E. If any representation by the Borrower, then, in connection with this Agreement, the Notes, or any other related instrument, whether made before or after execution of this Agreement, was false in any material respect when made.

Section 8. Remedies. Upon default, the Lender shall have the following rights, in addition to any other rights afforded by law:

                  A. The Borrower agrees that notice of any disposition of or use of the Collateral shall be deemed commercially reasonable and to have been given to and received by the Borrower if transmitted by certified mail, return receipt requested, at least fourteen (14) days prior to the proposed disposition or use. The Borrower further agrees that any public sale of the Collateral, or any portion thereof, may be postponed by the Lender (or its agent) for a period of not to exceed seven days, by announcement at the time and place of the sale, without need to re-notice or advertise. Notwithstanding the foregoing, the Lender shall not be required to dispose of the Collateral or any portion thereof by public auction.

                  B. Lender shall be entitled to notify any account debtor, any obligor on an instrument, and any other person in custody or control of any of the Collateral (including all banks and financial institutions holding funds of the Borrower), to make payments on and/or to deliver the Collateral to Lender or its Agent.

Section 9. Acceleration. At the option of the Lender, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon a default as set forth in Section 7 above.

Section 10. Miscellaneous.

         10.1 The Borrower shall pay to the Lender, on demand, any and all expenses, including attorney's fees, incurred or paid by Lender in protecting or enforcing its rights upon or under the Notes or the Collateral, and such expenses are secured hereunder. If the Borrower shall default in the performance of any of the provisions of this Agreement, Lender may cure the default for the Borrower's account, and any monies expended in doing so shall be paid on demand, together with interest from the date expended at twelve percent (12%) per annum.

         10.2 The Borrower agrees to execute and deliver such financing statements, certificates of title or other evidence of title or ownership, and other instruments as Lender may reasonably request in order to perfect or protect the security interest granted hereunder. A copy of this Agreement may be filed as a financing statement.

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

         10.3 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Borrower and the Lender.

         10.4 The provisions of this Agreement shall be binding upon the Borrower, its legal representatives, successors or assigns, and shall be for the benefit of the Lender and its respective successors and assigns.

         10.5 The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         10.6 If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         10.7 No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         10.8 This Agreement shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Agreement may be filed in the Fourth Judicial District Court of Utah County, or the Third Judicial District Court of Salt Lake County, and the parties consent to the exercise of personal over them by said courts.

Section 11. Notices; Addresses. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the parties at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

                  The Borrower's address is:

                  Quest Group International, Inc.
                  Attn. President
                  PO Box 1232
                  Spanish Fork, UT  84660
                  Telephone:        801-794-2653
                  Fax:              801-798-7692

                  The Lender's address, and the address from which information respecting this security interest may be requested, is:

                  McKinley Enterprises Inc. Profit Sharing Plan and Trust

                  ----------------------------
                  ----------------------------
                  ----------------------------

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

         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the 12th day of October, 2001.

"BORROWER"                                "LENDER"
QUEST GROUP INTERNATIONAL, INC.,          MCKINLEY ENTERPRISES INC.
a Nevada corporation                      PROFIT SHARING PLAN AND TRUST
Federal Empl. ID No. __________           a Utah corporation



By  /s/ Craig Davis                       By   /s/ David Nemelka
   ---------------------------               -------------------------
    Craig Davis, President                Its: Trustee

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

                                    EXHIBIT A

                        QUEST GROUP INTERNATIONAL, INC.,
                              a Nevada corporation

                           10% SECURED PROMISSORY NOTE

No. ________                                                   $____________ USD

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR UNDER ANY OTHER APPLICABLE STATE SECURITIES LAWS. THIS PROMISSORY NOTE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

         1. Promise to Pay. Quest Group International, Inc., a Nevada corporation ("Corporation"), for value received, hereby promises to pay to _____________________, ("Holder"), the principal sum of ____________________
Dollars ($____________), with interest at the rate of ten percent (10%) per annum until this Note has been paid in full.

         2. Payments. All principal and interest outstanding shall be due and payable by the Corporation to the Holder in a single balloon payment on September 18, 2002. Notwithstanding the foregoing, if not more than $25,000 in principal is owing on September 18, 2002 then all principal and interest outstanding on September 18, 2002 shall be due and payable by the Corporation to the Holder in a single balloon payment on September 18, 2003. The Corporation may, from time to time, in the Corporation's discretion, make one or more periodic payments to the Holder. Such payments shall be credited to the Corporation's account on the date that such payment is physically received by the Holder. Such payments shall be applied first to the interest outstanding, and then to the principal outstanding. Payments shall be made in lawful money of the United States of America to Holder at the address provided to the Corporation by the Holder, as appears on this instrument below or at such other addresses as sent by Holder to the Corporation.

         3. Default. The occurrence of one or more of the following events shall constitute an event of default:

                  3.1 The nonpayment of the principal and/or interest of this Note when the same shall have become due and payable.

                  3.2 Filing by the Corporation of a petition in bankruptcy or seeking reorganization, arrangement, adjustment, or composition of or in respect of the Corporation's debts, whether under the United States Bankruptcy Code or any other applicable federal or state law; entry of an order for relief under the United States Bankruptcy Code, whether pursuant to a voluntary or involuntary petition; the filing of an involuntary petition seeking adjudication of the Corporation as a debtor under the United States Bankruptcy Code or similar federal law, if said petition is not dismissed within sixty (60) days; entry of a decree or order appointing a receiver, liquidator, assignee, or trustee of the Corporation, or any substantial part if its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) days; or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Corporation in furtherance of any such action.

                  3.3 Default by the Corporation under the Revolving Loan and Security Agreement, which default is not cured within ten (10) days of written notice thereof (or within such longer cure period as allowed by the Revolving Loan and Security Agreement).

         4. Acceleration. At the option of the Holder, and without demand or notice, all principal and any unpaid interest shall become immediately due and payable upon a default as set forth in Section 3 above.

         5. Restrictions on Transfer. This Note has not been registered under the Securities Act of 1933. This Note, or any right hereunder, may not be enforced against the Corporation by any Holder, except the original Holder herein, and the Corporation shall not be obligated to recognize any purported transferee or assignee, (i) unless there is an effective registration covering the Note or underlying right under the Securities Act of 1933 and applicable state securities laws, (ii) unless the Corporation receives an opinion of an attorney, licensed to practice within the United States, that the transfer of the Note, or any underlying right, complies with the requirements of the Securities Act of 1933 and any relevant state securities law, or (iii) unless the transfer is made pursuant to Rule 144 under the Securities Act of 1933. Any permitted transferee or assignee shall be subject to the restrictions and to the terms of this Note and the Revolving Loan and Security Agreement, and the Corporation may require said transferee or assignee to execute and deliver such further instruments evidencing or acknowledging the same.

         6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Corporation.

         7. Notices. Any notices required or permitted hereunder shall be in writing and shall be given by personal delivery; by deposit in the United States mail, certified mail, return receipt requested, postage prepaid; or by established express delivery service, freight prepaid. Notices shall be delivered, addressed, or transmitted to the Corporation and to Holder at the following addresses, which may be changed by a notice given to the other party in accordance with this Section. The date notice is deemed to have been given, received and become effective shall be the date on which the notice is delivered, if notice is given by personal delivery, two (2) days following the date of deposit in the mail, if the notice is sent through the United States mail, or the date of actual receipt, if the notice is sent by express delivery service.

                  The Corporation's address is:

                  Quest Group International, Inc.
                  Attn. President
                  PO Box 1232
                  Spanish Fork, UT  84660
                  Telephone:        801-__________
                  Fax:              801-__________

                  The Holder's address, and the address from which information respecting this security interest may be requested, is:

                  McKinley Enterprises Inc. Profit Sharing Plan and Trust

                  ----------------------------
                  ----------------------------
                  ----------------------------

         8. Miscellaneous.

         8.1 This Note is one of a series of 10% Secured Promissory Notes (the "Notes") issued by the Corporation, which Notes total an aggregate amount of not more than Fifty Thousand Dollars (U.S.) ($50,000 USD). The obligations of the Corporation under the Notes are secured by a Revolving Loan and Security Agreement, and the rights and duties of the Corporation and Holder are subject to the terms of the Revolving Loan and Security Agreement.

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

         8.2 The headings of this Note are for purposes of reference only and shall not limit or define the meaning of any provision of this Note.

         8.3 If suit or action is instituted in connection with any controversy arising out of this Note, or in the enforcement of any rights hereunder, the prevailing party shall be entitled to recover in addition to costs such sums as the court may adjudge as reasonable attorney's fees, including attorney's fees incurred in any appeal.

         8.4 This Note shall be governed by the laws of the State of Utah. Any legal action to enforce or obtain an interpretation of this Note may be filed in the Fourth Judicial District Court of Utah County, or the Third Judicial District Court of Salt Lake County, and the parties consent to the exercise of personal over them by said courts.

         8.5 In computing any period of time pursuant to this Note, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

         8.6 Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

         IN WITNESS WHEREOF, this Note is executed by Quest Group International, Inc., to be effective as of the _____ day of _______________, 200__.



                                               QUEST GROUP INTERNATIONAL, INC.,
                                               a Nevada corporation


                                               By____________________________
                                                 Its President

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

STATE OF UTAH              )
                           ss:
COUNTY OF UTAH             )

         On this ____ day of ______________, 200__, before me appeared ____________, to me personally known, who being duly sworn did say that he/she is the President of Quest Group International, Inc., the within named corporation, and that the instrument was signed in behalf of said corporation and acknowledged the instrument to be the free act and deed of the corporation.


                                         ______________________________________
                                         NOTARY PUBLIC
My Commission Expires:                   Residing at: _________________________

_________________________

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